                                 REGISTRATION RIGHTS AGREEMENT
                                 -----------------------------


    THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of March 31, 1995, by and among ELSINORE CORPORATION, a Nevada corporation (the "Company"),
                   --------------------
and G & O PARTNERS, L.P., GRORAN LLC1, PAUL ORWICZ AND DAVID GANEK (the
    --------------------------------------------------------------
"Purchasers").

    This Agreement is made pursuant to the Note Purchase Agreement, dated as of March 30, 1995, between the Company and the Purchasers (the "Purchase Agreement"). The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

    The parties hereby agree as follows:

    1.   Definitions.
         -----------

    As used in this Agreement, the following terms shall have the following meanings:

    Advice:  As defined in the last paragraph of Section 6 hereof.
    ------

    Affiliate of any specified person shall mean any other person directly or
    ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

    Agreement:  This Registration Rights Agreement, as the same may be amended,
    ---------
supplemented or modified from time to time in accordance with the terms hereof.

    Business Day:  Any day except Saturday, Sunday and any day which shall be a
    ------------
legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

    Common Stock:  As defined in the Purchase Agreement.
    ------------

    Company:  Elsinore Corporation, a Nevada corporation, and any successor
    -------
corporation thereto.

    Demand Notice:  As defined in Section 2 hereof.
    -------------

    Demand Registration:  As defined in Section 3 hereof.
    -------------------

    Effectiveness Date:  The date each Demand Registration Statement becomes
    ------------------
effective, which date shall not be later than the 130th day following the Company's receipt of the Demand Notice.

    Effectiveness Period:  As defined in Section 3(a) hereof.
    --------------------

    Exchange Act:  The Securities Exchange Act of 1934, as amended, and the
    ------------
rules and regulations of the SEC promulgated pursuant thereto.

    Filing Date:  The date the Demand Registration is filed, which shall be no
    -----------
later than the forty-fifth day following the Company's receipt of the Demand Notice.

    Indemnified Party:  As defined in Section 8(c) hereof.
    -----------------

    Indemnifying Party:  As defined in Section 8(c) hereof.
    ------------------

    Losses:  As defined in Section 8(a) hereof.
    ------

    Note:  The $1,125,000 aggregate principal amount of the Company's 7 1/2%
    ----
Convertible Subordinated Notes due December 31, 1996 being issued to the Purchaser pursuant to the Purchase Agreement.

    Piggyback Registration:  As defined in Section 4.
    ----------------------

    Proceeding:  An action, claim, suit or proceeding (including, without
    ----------
limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

    Prospectus:  The prospectus included in any Registration Statement
    ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

    Registrable Securities:  Each of the Shares (including each share of Common
    ----------------------
Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the notes or the Shares) until (i) it has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement covering it, or (ii) it is sold by the holder thereof pursuant to Rule 144 (or any similar provisions then in effect).

    Registration Statement:  Any registration statement of the Company that
    ----------------------
covers any of the Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

    Rule 144:  Rule 144 promulgated by the SEC pursuant to the Securities Act,
    --------
as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

    Rule 144A:  Rule 144A promulgated by the SEC pursuant to the Securities Act,
    ---------
as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

    SEC:  The Securities and Exchange Commission.
    ---

    Securities Act:  The Securities Act of 1933, as amended, and the rules and
    --------------
regulations promulgated by the SEC thereunder.

    Shares:  The shares of Common Stock of the Company issuable to the Purchaser
    ------
(i) upon conversion of the Note pursuant to the Purchase Agreement and (ii) upon the exercise of the Purchaser's right to purchase Common Stock pursuant to
Section 6(c) of the Purchase Agreement.

    Special Counsel:  Any special counsel to the holders of Registrable
    ---------------
Securities, for which holders of Registrable Securities will be reimbursed pursuant to Section 7.

    underwritten registration or underwritten offering:  A registration in
    --------------------------------------------------
connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

    2.   Demand Registrations.
         --------------------

    (a) Requests for Registration.  On or after the date hereof, and subject to
        -------------------------
the provisions of Section 2(c) hereof, the Purchaser shall have the right at any time by written request to the Company (the "Demand Notice"), to require the Company to register under and in accordance with the provisions of the Securities Act all, but not less than all, Registrable Securities then outstanding (a "Registration").

    (b) Filing and Effectiveness.  The Company shall file the Demand
        ------------------------
Registration as soon as practicable following its receipt of the Demand Notice but in no event later than the Filing Date, and shall cause the same to be declared effective by the SEC as soon as practicable after the date of filing but in no event later than the Effectiveness Date.

    (c)  Number of Registrations.
         -----------------------

         (i) The holders of Registrable Securities pursuant to this Section 2 shall be entitled to request one and only one Demand Registration unless such Demand Registration does not become effective or is not maintained effective as required hereunder, for reasons including, among other things, the exercise of registration rights by Company securityholders other than the holders of Registrable Securities, in which case the holders of Registrable Securities shall be entitled to an additional Demand Registration for each such Demand Registration that does not so become effective or continue effective.

         (ii) With respect to a Demand Registration filed or to be filed pursuant to this Section 2, if the Company's Board of Directors shall determine, in its good faith reasonable judgment, that to maintain the effectiveness of such registration statement or to permit such registration statement to become effective (or, if no registration statement has yet been filed, to file such a registration statement) would be significantly disadvantageous to the Company's financial condition or business (a "Disadvantageous Condition") in light of the existence, or in anticipation, of any material acquisition or financing activity involving the Company or any subsidiary, the material terms of which have not been publicly disclosed, the Company may, until such Disadvantageous Condition no longer exists (but not with respect to more than one occasion involving more than 60 days), cause such registration statement to be withdrawn and the effectiveness of such registration statement to be terminated or, if no registration statement has yet been filed, elect not to file such registration statement. If the Company determines to take any action pursuant to the preceding sentence, the Company shall deliver a notice to any holders selling Registrable Securities pursuant to an effective registration statement to such effect. Upon the receipt of any such notice, such persons shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, shall deliver to the Company all copies of the prospectus then covering such Registrable Securities current at the time of receipt of such notice. If any Disadvantageous Condition shall cease to exist, the Company shall promptly notify any holders who shall have ceased selling Registrable Securities pursuant to an effective registration statement as a result of such Disadvantageous Condition to such effect, and shall disclose in reasonable detail the nature and outcome of such Disadvantageous Condition. The Company shall, if any registration statement shall have been withdrawn, file, at such time as it in good faith deems appropriate, a new registration statement covering the Registrable Securities that were covered by such withdrawn registration statement, and the effectiveness of such registration statement shall be maintained for such time as may be necessary so that the period of effectiveness of such new registration statement, when aggregated with the period during which such withdrawn registration statement was effective, shall be such time as may be otherwise required by this Agreement. For purposes of this Section 2(c), a Disadvantageous Condition shall cease to exist on the date the Company makes public disclosure of the acquisition or financing activity giving rise to the Disadvantageous Condition.

    (d) Selection of Underwriters.  If a requested registration pursuant to this
        -------------------------
Section 2 involves an underwritten offering, the underwriter or underwriters that will manage such underwriting shall be selected by the holders of a majority of shares of the Registrable Securities as to which registration has been requested, provided however that nothing in this section shall be deemed to obligate the Company to register the Registrable Securities pursuant to an underwritten offering.

    3.   Registration.
         ------------

    If a Demand Notice is delivered as contemplated by Section 2, then the Company shall prepare and file, as promptly as reasonably practicable thereafter, with the SEC a Registration Statement under the Securities Act covering all of the Registrable Securities requested by Holders to be included therein (the "Demand Registration"). In the case of each Demand Notice, the Company shall (i) file a Registration Statement relating to the Demand Registration with the SEC on or prior to the Filing Date, (ii) cause the Demand Registration to become effective under the Securities Act as soon as practicable following the Filing Date, but not later than the Effectiveness Date, and (iii) keep the Demand Registration continuously effective under the Securities Act until (the "Effectiveness Period") (A) 180 days following the date on which the Demand Registration becomes effective (subject to extension pursuant the last paragraph of Section 6 hereof) or (B) if sooner, the date following the date that all Registrable Securities covered by the Demand Registration have been sold pursuant thereto; provided that the Effectiveness Period shall be extended
                       --------
to the extent required to permit dealers to comply with the applicable prospectus delivery requirements under Rule 174 under the Securities Act.

    4.   Piggyback Registration.
         ----------------------

    (a) Right to Piggyback.  If at any time the Company proposes to file a
        ------------------
registration statement, including a shelf registration, pursuant to the Securities Act with respect to an offering of any class of equity securities, whether or not for its own account (other than a registration (i) on Form S-8 or any successor or similar forms, (ii) relating to equity securities issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company, (iii) pursuant to a registration under Section 2 or (iv) on Form S-4 or any successor or form similar for the purpose of registering a bona fide transaction of a type described by Rule 145(a)(1) or 145(a)(2) promulgated pursuant to the Securities
Act), then the Company shall give written notice of such proposed filing to the holders of Registrable Securities at least 20 days before the anticipated filing date (the "Piggyback Notice"). The Piggyback Notice shall offer such holders the opportunity to register such amount of Registrable Securities as each such holder may request (a "Piggyback Registration"). Subject to Section 4(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities requested to be included in such offering. The holders of Registrable Securities shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

    (b) Priority on Piggyback Registrations.  The Company shall cause the
        -----------------------------------
managing underwriters of a proposed underwritten offering of securities to permit holders of Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriters of such underwritten offering determine in good faith in writing to the Company and each of the holders of Registrable Securities that the total amount of securities that such holders and the Company propose to include in such offering is such as would materially and adversely affect the success of such offering, then in the event that such Piggyback Registration is a primary registration on behalf of the Company only, the amount of securities to be offered for the account of holders of Registrable Securities shall be reduced or limited pro rata amongst such holders and amongst any other holders (excluding the Company) of securities of the same class included in such Registration Statement, in each case in proportion to the respective amounts of securities owned and previously included in such Registration Statement to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriters.

    (c) Number of Registrations.  The holders of Registerable Securities
        -----------------------
pursuant to this section 4 shall be entitled to request not more than two Piggyback Registrations unless a Piggyback Registration does not become effective or is not maintained effective as required hereunder, for reasons including, among other things, the determination of the managing underwriters of an underwritten offering that all or part of the

Registerable Securities cannot be included in such offering, in which case the holders of Registrable Securities shall be entitled to an additional Piggyback Registration for each such Piggyback Registration that does not so become effective or continue effective or for each such registerable security excluded from the offering.

    5.   Hold-Back Agreements.
         --------------------

    (a) Restrictions on Sale by Holders of Registrable Securities.  Except in
        ---------------------------------------------------------
connection with the exercise of its Piggyback Registration rights, each holder of Registrable Securities agrees, if requested (pursuant to a timely written notice) by the managing underwriters or other managers in an underwritten offering (which, for purposes of this Section shall include a Rule 144A offering) of the Company's Common Stock, not to effect any private sale or distribution (including a sale pursuant to Rule 144(k) and Rule 144A, but excluding non-public sales to any of its affiliates, officers, directors, employees and controlling persons) of any of the Shares (except as part of such underwritten offering), during the period beginning 10 days prior to, and ending 120 days after, the closing date of the underwritten or private offering.

    The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement.

    (b) Restrictions on Public Sale by the Company and Others.  The Company
        -----------------------------------------------------
agrees without the written consent of the managing underwriters in an underwritten offering of Registrable Securities covered by a Registration Statement filed pursuant to Section 3 hereof, not to effect any public or private sale or distribution of any of its common stock, or any options, rights, warrants to purchase, or securities exchangeable or convertible into, shares of common stock of the Company, including a sale pursuant to Regulation D or Rule 144A under the Securities Act, during the period beginning 10 days prior to, and ending 90 days after, the closing date of each underwritten offering made pursuant to such Registration Statement (provided, however, that such period
                                         --------  -------
shall be extended by the number of days from and including the date of the giving of any notice pursuant to Section 6(c) hereof to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof).

    6.   Registration Procedures.
         -----------------------

    In connection with the Company's registration obligations hereunder, the Company shall:

         (a) no fewer than 10 Business Days prior to the initial filing of a Registration Statement or

    Prospectus and no fewer than two Business Days prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the holders of the Registrable Securities relating to such Registration Statement, their Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such holders, their Special Counsel and such underwriters, if any, and cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; provided,
                                                                       --------
    further, that the Company shall not be deemed to have kept a Registration
    -------
    Statement effective during the applicable period if it voluntarily takes any action that results in selling holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities pursuant to Federal securities laws during that period (and the time period during which such Registration Statement is required to remain effective hereunder shall be extended by the number of days during which such selling holders of Registrable Securities are not able to sell Registrable Securities) unless such action is required under applicable law or regulation or court order. The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto to which the holders of a majority of the Registrable Securities relating to such Registration Statement, their Special Counsel, or the managing underwriters, if any, shall reasonably object on a timely basis; provided, however, that the Company shall not be
                              --------  -------
    prohibited from making any such filing that is necessary, in the opinion of outside counsel to the Company, to comply with applicable law;

         (b) prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

         (c) notify the holders of Registrable Securities to be sold, their Special Counsel and the managing underwriters, if any, promptly (and in the case of (i) (A) in no event less than two Business Days prior to such filing) and (if requested by any such Person), confirm such notice in writing, (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (d) use their reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

         (e) if a Demand Registration is filed pursuant to Section 3 and, if requested by the managing underwriter, if any, or the holders of a majority in principal amount of the Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders agree should be included therein, and
    (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company have received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not
                                 --------  -------
    be required to take any action pursuant to this Section 6(e) that would, in the opinion of outside counsel for the Company, violate applicable law;

         (f) furnish to each holder of Registrable Securities, their Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by each holder (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

         (g) deliver to each holder of Registrable Securities, their Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

         (h) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the holders of Registrable Securities to be sold or tendered for, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any holder or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

         (i) cooperate with the holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holders may request at least two Business Days prior to any sale of Registrable Securities;

         (j) use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling holder's business, in which case the Company shall cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities; provided, however, that the Company shall
                                    --------  -------
    not be required to register the Registrable Securities in any jurisdiction that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject or to require the Company to qualify to do business in any jurisdiction where it is not then so qualified;

         (k) upon the occurrence of any event contemplated by Paragraph 6(c)(vi), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (l) use its reasonable best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

         (m) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Special Counsel to the holders of the Registrable Securities being sold), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling holders and the underwriters, if any, than those set forth in Section 8 hereof (or such other provisions and procedures acceptable to holders of a majority of the holders of Registrable Securities covered by such Registration Statement and the managing underwriters); and (v) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold, their Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause 6(m)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

         (n) make available for inspection by a representative of the holders of Registrable Securities being sold, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, consultant or accountant retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company, and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Registration Statement; and

         (o) comply with all applicable rules and regulations of the SEC and make generally available to their securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statement shall cover said 12-month periods, or end shorter periods as is consistent with the requirements of Rule 158.

    The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the applicable Registration Statement and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

    If any such Registration Statement refers to any holder by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require, in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

    Each holder of Registrable Securities agrees by registration of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(c)(ii), 6(c)(iii), 6(c)(v) or 6(c)(vi) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company shall give any such notice, the time periods mentioned in Section 3 hereof shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof or (y) the Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

    7.   Registration Expenses.
         ---------------------

    (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement (unless such Registration Statement is not filed or does not become effective or securities are not issued or sold pursuant to such Registration Statement as a result of any action by the holders of Registrable Securities requesting such registration). The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws (including without limitation and in addition to that provided for in (b) below, fees and disbursements of counsel for the underwriters or holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or holders of a majority of Registrable Securities may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the holders (in accordance with the provisions of Section 7(b) hereof), (v) fees and disbursements of all independent certified public accountants (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) underwriters' fees and expenses (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the sale or distribution of the Registrable Securities (collectively, "Selling Expenses"), which shall be borne solely by the holders of the Registrable Securities, (vii) Securities Act liability insurance, if the Company so desires such insurance, and (viii) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees (plus any local counsel, deemed appropriate by the holders of a majority of the Registrable Securities).

    (b) In connection with any Registration hereunder, the Company shall reimburse the holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one firm of attorneys chosen by the holders of a majority of the Registrable Securities.

    8.   Indemnification.
         ---------------

    (a)  Indemnification by the Company.  The Company shall, notwithstanding
         ------------------------------
termination of this Agreement and without limitation as to time, indemnify and hold harmless each holder of Registrable Securities, the officers, directors, agents, investment advisors and employees of each of them, each Person who controls any such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, that such are finally judicially determined to have been based upon information regarding such Holder furnished in writing to the Company by or on behalf of such holder expressly for use therein, and that such information was reasonably relied on by the Company in the preparation thereof; provided, however, that the
                                                     --------  -------
Company shall not be liable to the extent that (A) any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) having previously been furnished by the Company with copies of the Prospectus on a timely basis, such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such holder of a Registrable Security to the person asserting such Losses who purchased such Registrable Security that is the subject thereof and (ii) the Prospectus would have adequately corrected such untrue statement or alleged untrue statement or such omission or alleged omission or (B) any such Losses arise primarily out of or are based primarily upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is adequately corrected in an amendment or supplement to the Prospectus (such that there is no longer any untrue statement of a material fact in the Prospectus or omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading) and if, having previously been furnished by the Company with copies of the

Prospectus as so amended or supplemented on a timely basis, the holder of Registrable Securities thereafter failed to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting such Losses who purchased such Registrable Security that is the subject thereof from such holder. In the event Registrable Securities are to be registered in an underwritten offering pursuant to a Demand Registration, the Company will indemnify, subject to commercially reasonable terms, the managing underwriter(s) of such offering.

    (b) Indemnification by Holder of Registrable Securities.  In connection with
        ---------------------------------------------------
any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information regarding such holder's ownership of securities of the Company as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless the Company and its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent lawful, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus, or form of prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus and that such information was reasonably relied upon by the Company in preparation of such Registration Statement, Prospectus or form of prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

    (c) Conduct of Indemnification Proceedings.  If any Proceeding shall be
        --------------------------------------
brought or asserted against any person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall so notify the person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations pursuant to this Agreement, except to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially prejudiced the Indemnifying Party.

    Any such Indemnified Party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such action, claim or proceeding; or (3) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised in writing by counsel that a conflict of interest may exist if such counsel represents such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense thereof and such counsel retained by the Indemnified Party shall be at the expense of the Indemnifying Party), it being understood, however, that, the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any proceeding unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are or may be the subject matter of such proceeding.

    All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such action or proceeding in a manner not inconsistent with this Section 8) shall be paid to the Indemnified Party, as incurred, within 10 Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require
                           --------
such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

    (d) Contribution.  If a claim by an Indemnified Party for indemnification
        ------------
under Section 8(a) or 8(b) hereof is found unenforceable in a final judgment by a court of competent jurisdiction (not subject to further appeal) (even though the express provisions hereof provide for indemnification in such case), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or Proceeding.

    The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata
                                                              --- ----
allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), an Indemnifying Party that is a holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the securities sold by such Indemnifying Party and distributed to the public were offered to the public exceeds the amount of any damages that such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

    9.   Rule 144.
         --------

    The Company shall use its best efforts to file the reports required to be filed by them under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rule 144. The Company further covenants that it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

    10.  Underwritten Registrations.
         --------------------------

    If any of the Registrable Securities covered by any Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the holders of a majority of such Registrable Securities included in such offering.

    No person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such person's Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

    11.  Miscellaneous.
         -------------

    (a)  Remedies.  In the event of a breach by the Company, or by a holder of
         --------
Registrable Securities, of any of their obligations under this Agreement, each holder of Registrable Securities or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company, and each holder of Registrable Securities, agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

    (b) No Inconsistent Agreements.  The Company has not entered into, as of
        --------------------------
the date hereof, nor shall the Company, on or after the date of this Agreement, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

Except for (i) the Registration Rights Agreement dated October 14, 1994, pertaining to the Company's 20% Mortgage Notes due 1996 ("Mortgage Notes"), (ii) the Registration Rights Agreement dated October 14, 1994, pertaining to the shares of Common Stock issued to the purchasers of the Mortgage Notes, (iii) the Warrant Shares Registration Rights Agreement dated as of October 8, 1993 by and among the Company and the purchasers of its 12-1/2% First Mortgage Notes due 2000 (collectively, the "Prior Rights Agreements"), the Company has not previously entered into any agreement granting to any Person any registration rights still exercisable on the date hereof with respect to any of its securities. The rights of the holders of Registrable Securities set forth herein are subject in all respects to the prior rights, if any, granted to the purchasers under the Prior Rights Agreements and shall be construed and applied hereunder so as not to be in conflict or inconsistent with the provisions of the Prior Rights Agreements. The Purchaser acknowledges that on the date hereof the Company has entered into registration rights agreements substantially similar to this Agreement with each other purchaser of its 7 1/2% Convertible Subordinated Notes due December 31, 1996 being issued on the date hereof, and Purchaser acknowledges that the rights granted under such agreements are not in conflict or inconsistent with the provisions of this Agreement. Without limiting the generality of the foregoing, without the written consent of the holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights of the holders of Registrable Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

    (c) No Piggyback on Registrations.  The Company will not, and none of its
        -----------------------------
securityholders (other than the holders of Registerable Securities in such capacity pursuant to the applicable Section hereof) may, include securities of the Company or such securityholders in any Demand Registration (except to the extent that the inclusion of such securities by the Company or such securityholders would not, in the good faith opinion of the managing underwriter selected by the holders of Registrable Securities, adversely affect the success of the offering proposed to be made by holders of Registrable Securities).

    (d) Amendments and Waivers.  The provisions of this Agreement, including the
        ----------------------
provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the then outstanding of Registrable Securities; provided, however, that, for
                                                   --------  -------
the purpose of this Agreement, Registrable Securities that are owned, directly or indirectly, by the Company or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of a majority of the Registrable Securities being sold by such holders pursuant to such Registration Statement; provided, however, that
                                                      --------  -------
the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

    (e) Notices.  All notices and other communications provided for herein shall
        -------
be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or facsimile to:

         (i) the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, or

         (ii) if to any other person who is then the registered holder of any Registrable Securities, to the address of such holder as it appears in the stock register of the Company.

    Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being timely delivered to a next-day air courier; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

    (f) Successors and Assigns.  This Agreement shall inure to the benefit of
        ----------------------
and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each holder of any Registrable Securities. The Company may not assign their rights or obligations hereunder without the prior written consent of each holder of any Registrable Securities. Notwithstanding the foregoing, no transferee shall have any of the rights granted under this Agreement until such transferee shall acknowledge its rights and obligations hereunder by a signed written statement of such transferee's acceptance of such rights and obligations.

    (g) Counterparts.  This Agreement may be executed in any number of
        ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

    (h) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
        ---------------------------------------------------------------

    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH
COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A REGISTRABLE SECURITY TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

    (i) Severability.  The remedies provided herein are cumulative and not
        ------------
exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

    (j) Headings.  The headings in this Agreement are for convenience of
        --------
reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" or "paragraph" refer to such Section or paragraph in this Agreement unless expressly stated otherwise.

    (k) Attorneys' Fees.  In any action or proceeding brought to enforce any
        ---------------
provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

    (l) Termination.  Provided at least 50% of the Notes issued on the date
        -----------
hereof repaid, redeemed or converted into Shares, this Agreement shall terminate and be of no further force and effect from and after the earliest of (w) the date on which 33% or less of the Registrable Securities remain outstanding (x) with respect to any holder of Registrable Securities, the date on which all of the Shares held by such holder may be sold pursuant to Rule 144(k), (y) with respect to any holder of Registrable Securities, the date on which all of the Shares held by such holder may be sold in a three-month period pursuant to Rule 144, and (z) 10 years from the date hereof; provided, however, with respect to clauses (x)
                               --------  -------
and (y) of this subsection 12(1) that this Agreement shall not terminate until such time as the Company shall have delivered to each of the holders of Shares an opinion of counsel of the Company stating that the conditions contained in such clause (x) or (y) have been satisfied.

    IN WITNESS WHEREOF, the parties hereto have caused this Warrant Shares Registration Rights Agreement to be duly executed, all as of the day first written above.

                              ELSINORE CORPORATION



                              By _______________________________
                                       Thomas E. Martin
                                          President


PURCHASER:

                              G & O PARTNERS, L.P.


                              By /s/ Paul Orwicz
                                --------------------------------
                                Paul Orwicz
                                as General Partner


                              GRORAN LLC1

                              By Ganek & Orwicz Partners, Inc.,
                                   Its Investment Manager

                              By /s/ Paul Orwicz
                                --------------------------------
                                President


                              ----------------------------------
                              Paul Orwicz


                              ----------------------------------
                              David Ganek